Exhibit 99.14

McGladrey & Pullen
Certified Public Accountants

Independent Auditor’s Report

To the Board of Directors
Teragenix Corporation
Fort Lauderdale, Florida

We have audited the accompanying balance sheets of Teragenix Corporation as of December 31, 2005 and 2004, and the related statements of income, stockholders’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Teragenix Corporation as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

McGladrey & Pullen, LLP

Fort Lauderdale, Florida
February 17, 2006

McGladrey & Pullen, LLP is a member firm of RSM International, an affiliation of separate and independent legal entities.

Teragenix Corporation

Balance Sheets
December 31, 2005 and 2004

Assets (Notes 3 and 4)	2005	2004
Current Assets
Cash and cash equivalents	$760,146	$226,908
Accounts receivable, less allowance for doubtful accounts 2005 $95,375; 2004 $15,000 (Note 7)	348,585	589,521
Inventory, less obsolescence reserve 2005 and 2004 $52,000	688,452	565,388
Prepaid expenses	8,915	8,915
Total current assets	1,806,098	1,390,732

Property and Equipment, net (Notes 2 and 5)	190,273	210,998

Other Assets	15,628	18,228
	$2,011,999	$1,619,958
Liabilities and Stockholders’ Equity
Current Liabilities
Current maturities of long-term debt (Notes 4 and 5)	$76,510	$33,453
Accounts payable and accrued expenses	320,962	426,365
Distributions payable	407,070	—
Deferred revenue	127,961	662,356
Total current liabilities	932,503	1,122,174

Long-Term Debt, less current maturities (Note 4)	233,343	63,327

Current maturities of promissory notes (Note 4)	100,000	—
Promissory notes, Less current maturities (Note 4)	800,000	—
Total Long-term Debt	$1,133,343	$63,327
Commitments and Contingency (Notes 5 and 8)

Stockholders’ Equity (Deficit) (Notes 4 and 8)
Common stock, no par value; authorized 50,000,000 shares	1	100
Additional paid in capital	—	200,000
Preferred stock, no par value; authorized 5,000,000 shares; issued none	—	—
Retained earnings (deficit)	(53,848)	234,357
	(53,847)	434,457
	$2,011,999	$1,619,958

See Notes to Financial Statements.

Teragenix Corporation

Statements of Income
Years Ended December 31, 2005 and 2004

	2005	2004
Net sales (Note 7)	$5,028,728	$2,532,855
Out of pocket reimbursements	156,216	—
Total revenue	5,184,944	2,532,855
Cost of goods sold	1,701,908	981,353
Gross profit	3,483,036	1,551,502

Operating expenses	2,268,204	1,797,759
Operating income (loss)	1,214,832	(246,257)

Financial income (expense):
Interest expense	(13,836)	(9,825)
Other income	3,863	796
	(9,973)	(9,029)
Net income (loss)	$1,204,859	$(255,286)

See Notes to Financial Statements.

Teragenix Corporation

Statements of Stockholders’ Equity (Deficit)
Years Ended December 31, 2005 and 2004

	Common Stock		Additional	Retained Earnings
	Shares	Amount	Paid-in Capital	(Deficit)	Total
Balance, December 31, 2003	81,960	$100	$200,000	$598,931	$799,031
Stockholder distributions		—	—	(109,288)	(109,288)
Net loss		—	—	(255,286)	(255,286)
Balance, December 31, 2004	81,960	100	200,000	234,357	434,457
Stock redemption (Note 8)	(46,454)	(99)	(200,000)	(925,021)	(1,125,120)
Stockholder distributions		—	—	(568,043)	(568,043)
Net income		—	—	1,204,859	1,204,859
Balance (deficit), December 31, 2005	35,506	$1	$—	$(53,848)	$(53,847)

See Notes to Financial Statements.

Teragenix Corporation

Statements of Cash Flows
Years Ended December 31, 2005 and 2004

	2005	2004
Cash Flows From Operating Activities
Net Income (loss)	$1,204,859	$(255,286)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation	66,967	88,649
Increase in inventory obsolescence reserve	—	52,000
(Increase) decrease in:
Accounts receivable	240,936	(234,306)
Inventory	(123,064)	(145,724)
Prepaid expenses	—	(2,061)
Increase (decrease) in:
Accounts payable and accrued expenses	(105,403)	177,276
Deferred revenue	(534,395)	662,356
Net cash provided by operating activities	749,900	342,904
Cash Flows From Investing Activities
Purchases of property and equipment	(46,242)	(92,947)
Decrease (increase) in other assets	2,600	(2,510)
Net cash used in investing activities	(43,642)	(95,457)
Cash Flows From Financing Activities
Borrowings on long-term debt	22,943	4,259
Repayments of long-term debt	(34,990)	(52,370)
Stockholders’ distributions	(160,973)	(109,288)
Net cash used in financing activities	(173,020)	(157,399)

Net increase in cash and cash equivalents	533,238	90,048

Cash and cash equivalents:
Beginning	226,908	136,860
Ending	$760,146	$226,908

Supplemental Disclosures of Cash Flow Information:
Cash payments for interest	$5,961	$12,457

Supplemental Schedule of Noncash Investing and Financing Activities
Redemption of common stock with long-term debt	$225,120	—
Redemption of common stock with promissory notes	$900,000	$—
Long-term debt repaid and acquired through refinancing	$—	$95,741
Distributions payable	$407,070	$—

See Notes to Financial Statements.

Teragenix Corporation

Notes to Financial Statements

Note 1.                               Nature of Business and Significant Accounting Policies

Nature of business: Teragenix Corporation (the “Company”), a Florida Corporation, operates an in-vitro diagnostic development service business. The Company transacts its business worldwide and deals primarily with U.S. blood banks, reference laboratories, major pharmaceutical companies and investigational review boards.

A summary of the Company’s significant accounting policies follows:

Accounting estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue recognition and shipping and handling: The Company recognizes revenue upon shipment of specimens to its customers. The Company also collects specific specimens for certain customers under contracts. Advance payments are generally required under the contracts. These advance payments are considered deferred revenue until the specimens are shipped in accordance with the contract terms. Out of pocket reimbursements are recognized as revenue and expenses when the expense is incurred. Shipping and handling costs are expensed as incurred and recorded as a component of cost of goods sold.

Cash and cash equivalents: The Company considers money market accounts to be cash equivalents. The Company maintains its cash and cash equivalents with one financial institution, which, at times, may exceed federally-insured limits. The Company has not experienced any losses in such accounts. The Company believes it is not exposed to any significant credit risk on cash and cash equivalents.

Accounts receivable: Accounts receivable are carried at original invoice amount less an estimate made for doubtful receivables based on a review of all outstanding amounts on a monthly basis. Accounts receivable are written off when deemed uncollectible. Recoveries of accounts receivable previously written off are recorded when received. An account receivable is considered past due if any portion of the receivable balance is outstanding for more than 60 days.

Inventory: The Company’s inventory, which is comprised of various components of blood and blood plasma, is valued at the lower of cost or market using the moving average cost method.

Property and equipment: Property and equipment is stated at cost. Depreciation is computed using the straight-line method over the following estimated useful lives:

Years
Computer equipment	5
Furniture and fixtures	7
Leasehold improvements	Lease Term
Machinery and equipment	7

Depreciation of leasehold improvements is over the shorter of the assets’ estimated useful lives or term of the lease and is included with depreciation expense on owned assets.

Note 1.                               Nature of Business and Significant Accounting Policies (Continued)

Income taxes: The Company, with the consent of its stockholders, has elected to be taxed under sections of the federal and state income tax laws that provide that, in lieu of corporation income taxes, the stockholders account for their pro rata share of the Company’s items of income, deduction, losses and credits. Therefore, no provision for income taxes is reflected in the Company’s financial statements. No provision has been made for any amounts which may be advanced or paid as a distribution to the stockholders to assist them in paying their personal income taxes on the income of the Company.

Reclassifications: Certain reclassifications have been made in the 2004 financial statements in order to conform to the 2005 financial statement presentation, with no effect on net loss or stockholders’ equity.

Note 2.                               Property and Equipment

Property and equipment as of December 31, 2005 and 2004, consist of the following:

	2005	2004
Computer equipment	$97,581	$52,886
Furniture and fixtures	26,212	25,413
Leasehold improvements	108,786	108,786
Machinery and equipment	180,275	179,527
	412,854	366,612
Less accumulated depreciation	222,581	155,614
	$190,273	$210,998

Note 3.     Line of Credit

During 2004, the Company entered into a line of credit agreement with a bank. Maximum borrowings of $250,000 are available bearing interest at the prime rate (7.25% as of December 31, 2005) plus 1%. Borrowings are due on demand. The line is collateralized by the assets of the Company and guaranteed by one of the stockholders. There were no outstanding borrowings under this agreement as of and for the years ended December 31, 2005 and 2004.

Note 4.           Long-Term Debt

Long-term debt as of December 31,2005 and 2004 consists of the following:

	2005	2004
Note payable to a bank with interest at 6.5%, payable in monthly installments, including interest, of $3,069 maturing October 2007, collateralized by substantially all assets of the Company and guaranteed by one of the Company’s stockholders.	$63,328	$94,915
Note payable to a bank with interest at 8%, payable in monthly installments, including interest, of $5,082 maturing 2010, collateralized by substantially all assets of the Company and guaranteed by one of the Company’s stockholders.	246,525	—
Promissory note payable to former stockholder with interest at 7%, payable in annual installments of $50,000, plus interest, maturing November 2014 collateralized by a pledge agreement of the redeemed stock. (i)	450,000	—
Promissory note payable to former stockholder with interest at 7%, payable in annual installments of $50,000, plus interest, maturing November 2014 collateralized by a pledge agreement of the redeemed stock. (i)	450,000
21.9% capital lease obligation due May 2005 (Note 5)	—	1,865
	1,209,853	96,780
Less current maturities	176,510	33,453
	$1,033,343	$63,327

(i) If the Company has a change in ownership control, the full amount outstanding becomes immediately due. There are also certain covenants on distributions which create mandatory prepayment of principal and interest in an amount equal to 25.2% of the amount distributed.

Note 4.     Long-Term Debt (Continued)

Aggregate maturities required on long-term debt as of December 31,2005 are summarized as follows:

Year Ending
December 31,
2006	$176,510
2007	175,985
2008	150,208
2009	154,375
2010	152,775
Thereafter	400,000
$1,209,853

Note  5.    Leases

The Company leased equipment under an agreement that had been classified as a capital lease. The lease ended in May 2005. For the year ended December 31, 2004, machinery and equipment included cost of $12,097 and accumulated depreciation of $4,608 for the capitalized equipment.

The Company leases its office facilities under an agreement classified as an operating lease expiring August 2006. The Company also leases several vehicles under operating leases expiring through July 2008. Rent expense was $142,694 and $123,028 for the years ended December 31, 2005 and 2004.

Future minimum lease payments under the noncancelable operating leases are due as follows as of December 31, 2005:

Year Ending
December 31,
2006	$76,358
2007	21,168
2008	5,205
Total minimum lease payments	$102,731

Note 6.                               Profit Sharing Plan

The Company has a defined contribution 401(k) profit-sharing plan (the “Plan”) which provides for benefits to substantially all full-time employees upon their retirement, death or disability who meet the various requirements as defined in the Plan, based on years of service and an employee’s compensation during the last two years of employment. Contributions by the Company are limited to the maximum amount deductible for federal income tax purposes, and are expensed as incurred throughout the year, as approved by the Board of Directors. For the years ended December 31, 2005 and 2004, the Board elected to make employer contributions, which aggregated $6,931 and $11,308, respectively and are included in operating expenses.

Note 7.          Major Customers

Net sales for the years ended December 31, 2005 and 2004 include sales to the following major customers, together with the accounts receivable due from these customers as of December 31, 2005 and 2004

	2005
Customer	Net Sales	Accounts Receivable
A	$1,319,665	$57,401
B	1,474,544	135,051
	$2,794,209	$192,452

	2004
A	$421,600	$189,345
C	304,840	23,294
	$726,440	$212,639

Note 8.                               Stock Redemption

During 2005, the Company redeemed 46,454 shares. The stock redemption was financed through a bank loan and promissory notes with the former stockholders (see Note 4). If the Company has a change in ownership control within 12 months of November 11, 2005, the Company will owe $62,560 to a former stockholder.

Note 9.                               Subsequent Event

The Company signed a nonbinding letter of intent subsequent to December 31, 2005. The letter sets forth proposed terms for 100% of all the outstanding capital stock of the Company to be required. Unless mutually agreed by both parties, the letter will terminate on June 11, 2006.

McGladrey & Pullen
Certified Public Accountants

Independent Auditor’s Report
on the Supplementary Information

To the Board of Directors
Teragenix Corporation
Fort Lauderdale, Florida

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

McGladrey & Pullen, LLP

Fort Lauderdale, Florida
February 17, 2006

Teragenix Corporation

Statements of Income Information
Years Ended December 31, 2005 and 2004

Operating Expenses	2005	2004

Advertising and business development	$12,001	11,610
Automobile expenses	25,910	24,329
Bad debt expense	85,703	—
Bank and credit card charges	15,571	9,671
Computer expense	61,647	78,454
Commissions	39,592	88,649
Depreciation	66,967	6,975
Donations	665	500
Dues and subscriptions	800	5,881
Entertainment	—	8,185
Equipment rental	7,265	3,893
Insurance	83,679	59,562
Legal fees	7,753	4,959
Laboratory supplies	56,085	68,398
Licenses and taxes	7,253	13,608
Marketing	39,118	19,686
Membership and subscription	5,309	—
Office expense	46,861	61,296
Payroll processing fees	18,874	15,604
Payroll tax expense	82,287	60,865
401(k) plan contributions	6,931	11,308
Professional fees	88,285	111,176
Rent expense	116,784	98,699
Repairs and maintenance	43,105	36,986
Salaries and wages expense	1,209,764	879,327
Telephone expense	37,263	39,445
Travel	66,731	51,573
Utilities	23,058	19,153
Other	12,943	7,967
	$2,268,204	$1,797,759